Exhibit 99.2

Old National Bancorp Financial Trends Fourth Quarter 2010 January 31, 2011
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322
or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
Fourth Quarter 2010

2007	2008	2009	2010		2009				2010
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$74.9	$62.5	$13.7	$38.2	Net Income (Loss)	$9.4	$9.6	$4.0	$(9.3)	$10.1	$10.5	$11.9	$5.7
—	0.3	3.9	—	Preferred Dividend and Amort on Preferred Stock	3.9	—	—	—	—	—	—	—
74.9	62.2	9.8	38.2	Net Income (Loss) Avail. to Common Shareholders	5.5	9.6	4.0	(9.3)	10.1	10.5	11.9	5.7

				Diluted EPS
$1.14	$0.95	$0.14	$0.44	Net Income (Loss) Avail. to Common Shareholders	$0.08	$0.15	$0.06	$(0.11)	$0.12	$0.12	$0.13	$0.07

				Ratios — Net Income
11.67%	9.49%	1.41%	4.40%	Return on Average Common Equity	3.43%	6.02%	2.53%	-4.23%	4.74%	4.91%	5.40%	2.57%
0.94%	0.82%	0.17%	0.50%	Return on Average Assets	0.47%	0.47%	0.21%	-0.47%	0.51%	0.55%	0.64%	0.31%
71.01%	69.18%	81.54%	78.18%	Efficiency Ratio	72.20%	77.50%	83.39%	94.78%	75.68%	76.65%	76.64%	83.83%
3.28%	3.82%	3.50%	3.40%	Net Interest Margin (FTE)	3.62%	3.58%	3.51%	3.28%	3.33%	3.40%	3.42%	3.46%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
10.6%	12.7%	14.3%	13.6%	Tier 1	9.9%	10.2%	14.1%	14.3%	14.2%	15.1%	15.4%	13.6%
13.3%	15.1%	16.1%	14.8%	Total	12.2%	12.6%	16.5%	16.1%	16.1%	17.0%	17.3%	14.8%
7.7%	9.5%	9.5%	9.0%	Leverage Ratio (to Average Assets)	7.3%	7.1%	10.0%	9.5%	9.4%	9.8%	10.2%	9.0%

8.04%	8.67%	9.06%	11.46%	Total Equity to Assets (Averages)	9.32%	7.79%	8.11%	11.03%	10.81%	11.17%	11.80%	12.09%
6.03%	5.81%	8.25%	9.68%	Tangible Common Equity to Tangible Assets (3)	5.23%	5.51%	8.53%	8.25%	8.62%	9.03%	9.58%	9.68%

				Per Common Share Data:
1.11	0.69	0.44	0.28	Cash Dividends Declared (1)	0.23	0.07	0.07	0.07	0.07	0.07	0.07	0.07
97%	73%	309%	64%	Dividend Payout Ratio (1)	274%	48%	117%	N/M	60%	58%	51%	106%
9.86	9.56	9.68	10.08	Common Book Value (EOP)	9.51	9.55	9.93	9.68	9.82	10.03	10.27	10.08
14.96	18.16	12.43	11.89	Market Value (EOP)	11.17	9.82	11.20	12.43	11.95	10.36	10.50	11.89
6.98	6.74	7.38	7.85	Tangible Common Book Value (3)	6.42	6.48	7.61	7.38	7.54	7.77	8.03	7.85

				Other Statistics
2,494	2,507	2,812	2,491	Full Time Equivalent Employees (2)	2,513	2,875	2,828	2,812	2,708	2,646	2,585	2,491

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	1st quarter 2009 doesn’t include Charter associates who joined on March 20, 2009.

(3)	See Non-GAAP Reconciliation on Page 8.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2010	2009	$	%		2010	2009	$	%
$296.8	$340.7	$(43.8)	-12.9%	Interest Income	$71.0	$80.1	$(9.1)	-11.4%
78.4	109.3	(30.8)	-28.2%	Less: Interest Expense	17.0	25.1	(8.1)	-32.2%

218.4	231.4	(13.0)	-5.6%	Net Interest Income	54.0	55.0	(1.0)	-1.9%

16.1	16.0	0.2	1.0%	Wealth Management Fees	4.0	4.0	(0.0)	-0.1%
50.0	55.2	(5.2)	-9.4%	Service Charges on Deposit Accounts	12.5	13.8	(1.3)	-9.1%
23.0	20.5	2.5	12.2%	ATM Fees	5.7	5.5	0.2	3.4%
2.2	6.2	(4.0)	-64.3%	Mortgage Banking Revenue	0.5	1.2	(0.8)	-62.2%
36.5	37.9	(1.4)	-3.7%	Insurance Premiums and Commissions	8.7	8.7	(0.1)	-1.1%
9.2	8.5	0.7	8.0%	Investment Product Fees	2.6	1.7	0.9	55.9%
4.1	2.4	1.7	72.1%	Company-owned Life Insurance	1.0	0.8	0.2	32.3%
14.4	13.7	0.7	5.3%	Other Income	3.5	3.7	(0.3)	-7.4%

155.5	160.3	(4.8)	-3.0%	Total Fees, Service Charges & Other Rev.	38.4	39.4	(1.0)	-2.6%

13.2	2.5	10.7	N/M	Gains (Losses) Sales of Securities (1)	3.7	(3.2)	6.9	N/M
1.5	0.7	0.8	107.6%	Gains (Losses) Derivatives	0.1	0.4	(0.3)	-73.3%

170.1	163.5	6.7	4.1%	Total Noninterest Income	42.2	36.6	5.6	15.3%

388.6	394.9	(6.3)	-1.6%	Total Revenues	96.2	91.6	4.5	5.0%

170.6	181.4	(10.8)	-5.9%	Salaries and Employee Benefits	45.4	47.0	(1.6)	-3.3%
46.4	47.1	(0.7)	-1.4%	Occupancy	10.6	12.4	(1.8)	-14.2%
10.6	10.4	0.2	1.9%	Equipment	2.6	2.5	0.1	2.8%
5.7	9.6	(3.9)	-40.3%	Marketing	1.4	2.7	(1.2)	-45.9%
21.4	20.7	0.7	3.4%	Data Processing	5.1	5.1	0.0	0.0%
9.8	10.9	(1.1)	-10.2%	Communication	2.3	2.8	(0.5)	-16.8%
8.3	9.5	(1.2)	-13.0%	Professional Fees	2.8	2.7	0.1	3.6%
3.9	4.3	(0.4)	-9.2%	Loan Expenses	0.9	1.1	(0.2)	-17.1%
2.9	4.3	(1.4)	-31.6%	Supplies	0.8	0.9	(0.2)	-17.6%
8.4	12.4	(4.1)	-32.8%	FDIC Assessment	2.2	2.3	(0.1)	-4.0%
26.2	28.3	(2.1)	-7.4%	Other Expense	9.1	11.3	(2.2)	-19.4%

314.3	339.0	(24.7)	-7.3%	Total Noninterest Expense	83.3	90.8	(7.5)	-8.3%

30.8	63.3	(32.5)	-51.4%	Provision for loan losses	7.1	21.8	(14.7)	-67.5%

43.5	(7.4)	50.9	N/M	Income (loss) before Income Taxes	5.8	(21.0)	26.8	N/M

5.3	(21.1)	26.4	N/M	Total Taxes	0.1	(11.6)	11.7	N/M

$38.2	$13.7	$24.5	178.2%	Net Income (Loss)	$5.7	$(9.3)	$15.0	N/M

				Diluted EPS
$0.44	$0.14	$0.29	204.2%	Net Income (Loss) Avail to Common	$0.07	$(0.11)	$0.17	N/M

				Average Common Shares Outstanding (000’s)
86,785	71,314	15,470	21.7%	Basic	86,804	86,701	103	0.1%
86,928	71,367	15,561	21.8%	Diluted	87,005	86,701	303	0.3%

87,183	87,182	1	0.0%	Common Shares Outstanding (EOP) (000’s)	87,183	87,182	1	0.0%

(1) Includes $4.3 million of net gains and $0.6 million of OTTI in 4Q10 and $6.3 million of net gains and $9.5 million of OTTI in 4Q09.

Includes $17.1 million of net gains and $3.9 million of OTTI in YTD 2010 and $27.3 million of net gains and $24.8 million of OTTI in YTD 2009.

OTTI — Other Than Temporary Impairment

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
Fourth Quarter 2010
($ In Millions except EPS information)

2007	2008	2009	2010		2009				2010
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$461.4	$392.5	$340.7	$296.8	Interest Income	$88.0	$89.2	$83.4	$80.1	$77.3	$75.6	$72.9	$71.0
242.2	149.2	109.3	78.4	Less: Interest Expense	28.8	28.4	27.0	25.1	22.2	20.4	18.8	17.0

219.2	243.3	231.4	218.4	Net Interest Income	59.2	60.8	56.4	55.0	55.1	55.2	54.2	54.0

18.7	17.4	16.0	16.1	Wealth Management Fees	3.8	4.3	3.9	4.0	4.3	4.0	3.8	4.0
44.8	45.2	55.2	50.0	Service Charges on Deposit Accounts	10.7	15.7	15.1	13.8	11.9	13.2	12.4	12.5
14.5	17.2	20.5	23.0	ATM Fees	4.1	5.4	5.4	5.5	5.5	5.9	5.8	5.7
4.4	5.1	6.2	2.2	Mortgage Banking Revenue	1.7	1.8	1.5	1.2	0.5	0.6	0.6	0.5
39.0	39.2	37.9	36.5	Insurance Premiums and Commissions	11.4	8.9	8.8	8.7	10.2	8.9	8.7	8.7
10.7	9.5	8.5	9.2	Investment Product Fees	2.2	2.2	2.4	1.7	2.1	2.2	2.3	2.6
9.8	9.2	2.4	4.1	Company-owned Life Insurance	0.7	0.4	0.5	0.8	0.8	1.2	1.0	1.0
16.1	17.9	13.7	14.4	Other Income	3.8	4.0	2.1	3.7	4.0	3.3	3.6	3.5

158.0	160.6	160.3	155.5	Total Fees, Service Charges & Other Rev.	38.6	42.7	39.6	39.4	39.4	39.3	38.4	38.4

(3.0)	7.6	2.5	13.2	Gains (Losses) Sales of Securities (1)	3.2	2.4	0.0	(3.2)	3.0	3.2	3.2	3.7
0.2	(1.1)	0.7	1.5	Gains (Losses) Derivatives	0.5	0.5	(0.7)	0.4	0.6	0.4	0.4	0.1

155.1	167.0	163.5	170.1	Total Noninterest Income	42.2	45.6	39.0	36.6	43.0	43.0	42.0	42.2

374.3	410.3	394.9	388.6	Total Revenues	101.4	106.4	95.4	91.6	98.1	98.1	96.1	96.2

163.7	167.8	181.4	170.6	Salaries and Employee Benefits	42.7	45.2	46.5	47.0	42.4	41.1	41.7	45.4
26.5	39.7	47.1	46.4	Occupancy	10.6	12.0	12.0	12.4	12.2	11.8	11.7	10.6
11.1	9.5	10.4	10.6	Equipment	2.3	2.7	2.9	2.5	2.8	2.6	2.6	2.6
8.4	9.6	9.6	5.7	Marketing	2.0	2.6	2.3	2.7	1.4	1.4	1.5	1.4
19.2	19.0	20.7	21.4	Data Processing	4.9	5.4	5.3	5.1	5.5	5.6	5.1	5.1
9.3	9.3	10.9	9.8	Communication	2.6	2.9	2.7	2.8	2.7	2.5	2.3	2.3
7.7	7.2	9.5	8.3	Professional Fees	2.6	2.1	2.1	2.7	1.7	2.2	1.6	2.8
6.0	6.6	4.3	3.9	Loan Expenses	0.9	1.2	1.2	1.1	0.9	1.1	1.0	0.9
3.5	3.3	4.3	2.9	Supplies	1.3	1.2	0.9	0.9	0.8	0.7	0.7	0.8
0.9	1.5	12.4	8.4	FDIC Assessment	2.1	6.3	1.8	2.3	2.4	1.7	2.1	2.2
21.7	23.9	28.3	26.2	Other Expense	5.5	5.2	6.3	11.3	4.2	7.2	5.7	9.1

278.0	297.2	339.0	314.3	Total Noninterest Expense	77.5	86.8	84.0	90.8	77.1	77.9	76.1	83.3

4.1	51.5	63.3	30.8	Provision for Loan Losses	17.3	12.0	12.2	21.8	9.3	8.0	6.4	7.1

92.2	61.6	(7.4)	43.5	Income (loss) before Income Taxes	6.7	7.7	(0.7)	(21.0)	11.8	12.3	13.6	5.8

17.3	(0.9)	(21.1)	5.3	Total Taxes	(2.7)	(2.0)	(4.8)	(11.6)	1.7	1.7	1.7	0.1

$74.9	$62.5	$13.7	$38.2	Net Income (Loss)	$9.4	$9.6	$4.0	$(9.3)	$10.1	$10.5	$11.9	$5.7

				Diluted EPS
$1.14	$0.95	$0.14	$0.44	Net Income (Loss) Avail to Common	$0.08	$0.15	$0.06	$(0.11)	$0.12	$0.12	$0.13	$0.07

65,684	65,660	71,314	86,785	Average Basic Common Shares (000’s)	65,793	65,950	66,635	86,701	86,752	86,786	86,795	86,804
65,750	65,776	71,367	86,928	Average Diluted Common Shares (000’s)	65,882	65,999	66,706	86,701	86,797	86,911	86,931	87,005

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp
Balance Sheet (EOP)
Fourth Quarter 2010
($ in Millions)

						Change from Prior Year
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	12/31/2010 vs. 12/31/2009		12/31/2008	12/31/2007
						$	%
Assets
Fed Reserve Bank Account	$141.4	$18.0	$283.2	$235.2	$317.5	$(176.1)	N/M	$—	$—
Money Market Investments	2.8	25.1	24.5	23.2	35.6	(32.8)	-92.1%	30.1	8.5
Investments:
Treasury & Gov’t Sponsored Agencies	680.9	995.1	1,159.9	1,200.6	1,142.7	(461.8)	-40.4%	389.3	688.9
Mortgage-backed Securities	1,188.3	1,232.9	1,015.3	1,048.1	1,048.4	139.9	13.3%	1,172.6	1,048.8
States & Political Subdivisions	566.3	554.7	510.5	559.7	534.6	31.7	5.9%	482.2	294.9
Other Securities	194.8	198.0	197.0	197.8	192.7	2.2	1.1%	221.7	275.9

Total Investments	2,630.4	2,980.7	2,882.6	3,006.2	2,918.3	(287.9)	-9.9%	2,265.8	2,308.5

Residential Real Estate Loans Held for Sale	3.8	3.5	5.8	4.0	17.5	(13.7)	-78.2%	17.2	13.0
Leases Held for Sale	—	—	—	52.2	55.3	(55.3)	-100.0%	—	—
Loans:
Commercial	1,105.3	1,151.6	1,171.8	1,153.5	1,209.3	(104.0)	-8.6%	1,510.4	1,360.7
Commercial Leases	106.1	115.3	121.0	72.5	77.9	28.2	36.2%	387.6	334.0
Commercial & Agriculture Real Estate	942.4	981.5	1,002.5	1,041.4	1,062.9	(120.5)	-11.3%	1,154.9	1,270.4
Consumer:
Home Equity	248.3	260.0	264.6	270.2	274.8	(26.5)	-9.6%	270.0	250.1
Other Consumer Loans	676.6	711.7	743.3	774.3	807.2	(130.6)	-16.2%	941.0	937.6

Subtotal of Commercial & Consumer Loans	3,078.7	3,220.2	3,303.3	3,311.9	3,432.1	(353.3)	-10.3%	4,263.8	4,152.9
Residential Real Estate	664.7	483.0	427.8	403.0	403.4	261.3	64.8%	496.5	533.4

Total Loans	3,743.5	3,703.1	3,731.1	3,714.9	3,835.5	(92.0)	-2.4%	4,760.4	4,686.4

Total Earning Assets	6,521.8	6,730.5	6,927.2	7,035.7	7,179.7	(657.9)	-9.2%	7,073.4	7,016.3

Allowance for Loan Losses	(72.3)	(72.1)	(71.9)	(72.1)	(69.5)	2.8	4.0%	(67.1)	(56.5)
Nonearning Assets:
Cash and Due from Banks	107.4	129.2	119.0	121.8	144.2	(36.8)	-25.5%	162.9	255.2
Premises & Equipment	48.8	50.1	51.5	53.9	52.4	(3.6)	-6.9%	44.6	48.7
Goodwill & Intangible Assets	194.1	195.6	197.1	198.6	200.2	(6.1)	-3.1%	186.8	191.0
Company-owned Life Insurance	226.2	226.0	225.1	224.5	224.7	1.5	0.7%	223.1	214.5
Other Assets	238.0	247.0	253.2	255.8	273.8	(35.8)	-13.1%	250.1	176.9

Total Nonearning Assets	814.4	847.8	845.7	854.6	895.2	(80.8)	-9.0%	867.6	886.3

Total Assets	$7,263.9	$7,506.1	$7,701.1	$7,818.3	$8,005.3	$(741.4)	-9.3%	$7,873.9	$7,846.1

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,276.0	$1,267.4	$1,170.2	$1,179.8	$1,188.3	$87.7	7.4%	$888.6	$855.4
NOW Accounts	1,297.4	1,163.6	1,295.2	1,232.4	1,354.3	(56.9)	-4.2%	1,292.6	1,410.7
Savings Accounts	1,079.4	1,046.0	1,037.7	1,045.2	972.2	107.2	11.0%	874.6	774.1
Money Market Accounts	334.8	344.3	360.5	381.9	381.1	(46.3)	-12.1%	420.8	562.1
Other Time under $100,000	988.7	1,083.1	1,170.1	1,200.2	1,284.3	(295.5)	-23.0%	1,224.2	1,283.0
Other Time $100,000 & over	466.3	514.8	567.8	581.9	653.3	(187.1)	-28.6%	550.0	562.1

Total Core Deposits	5,442.7	5,419.2	5,601.4	5,621.5	5,833.5	(390.9)	-6.7%	5,250.8	5,447.4
Brokered CD’s	20.2	20.3	45.5	69.9	69.9	(49.7)	-71.1%	171.5	216.0

Total Deposits	5,462.9	5,439.4	5,647.0	5,691.5	5,903.5	(440.6)	-7.5%	5,422.3	5,663.4

Short-term Borrowings	298.2	367.8	331.6	358.0	331.1	(32.9)	-9.9%	649.6	638.2
Long-term Borrowings	421.9	578.3	604.4	700.4	699.1	(277.1)	-39.6%	834.9	656.7

Total Borrowed Funds	720.1	946.0	935.9	1,058.4	1,030.2	(310.1)	-30.1%	1,484.5	1,295.0
Accrued Expenses & Other Liabilities	202.0	224.9	243.4	212.9	227.8	(25.8)	-11.3%	236.2	234.9

Total Liabilities	6,385.1	6,610.4	6,826.3	6,962.7	7,161.5	(776.4)	-10.8%	7,143.0	7,193.2

Preferred Stock & Surplus	—	—	—	—	—	—	—	97.4	—
Common Stock, Surplus & Retained Earnings	880.1	879.9	873.6	868.3	864.2	15.9	1.8%	687.0	664.2
Other Comprehensive Income	(1.3)	15.8	1.2	(12.8)	(20.4)	19.1	N/M	(53.5)	(11.3)

Total Shareholders Equity	878.8	895.7	874.7	855.5	843.8	35.0	4.1%	730.9	652.9

Total Liabilities & Shareholders Equity	$7,263.9	$7,506.1	$7,701.1	$7,818.3	$8,005.3	$(741.4)	-9.3%	$7,873.9	$7,846.1

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2007	2008	2009	2010		2009				2010
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
$109.5	$1.6	$0.0	$—	Fed Funds Sold & Resell Agreements	$0.0	$—	$—	$—	$—	$—	$—	$—
—	—	41.2	152.3	Fed Reserve Bank Account	11.7	10.5	25.6	117.0	254.0	174.4	97.9	83.0
7.7	20.3	38.5	25.4	Money Market Investments	33.2	39.5	42.8	38.4	30.7	30.6	24.3	16.2
				Investments:
636.8	439.1	916.3	1,057.9	Treasury & Gov’t Sponsored Agencies	551.0	935.8	872.8	1,305.6	1,170.9	1,212.1	1,023.4	825.3
1,112.9	1,130.7	1,063.3	1,092.6	Mortgage-backed Securities	1,163.5	1,087.0	996.9	1,005.7	1,028.5	1,019.7	1,135.0	1,187.3
263.7	329.4	506.7	536.3	States & Political Subdivisions	504.9	511.5	498.4	512.0	559.7	530.4	502.7	552.4
268.6	251.4	214.4	198.7	Other Securities	220.7	212.9	219.7	204.3	197.3	200.3	198.3	199.0

2,281.9	2,150.6	2,700.7	2,885.6	Total Investments	2,440.1	2,747.3	2,587.7	3,027.6	2,956.5	2,962.6	2,859.4	2,764.0

9.2	7.2	11.7	4.2	Residential Real Estate Loans Held for Sale	10.3	15.4	12.7	8.2	6.4	3.0	3.7	3.4
—	—	84.9	24.2	Leases Held for Sale	—	22.2	261.8	55.8	54.1	42.7	—	—
				Loans:
1,336.3	1,429.6	1,383.6	1,152.0	Commercial	1,454.3	1,427.6	1,364.9	1,287.7	1,172.6	1,137.0	1,160.6	1,137.7
343.3	349.9	216.1	95.3	Commercial Leases	385.9	363.4	37.5	77.8	73.9	78.0	117.8	111.5
1,374.7	1,205.1	1,117.3	1,007.6	Commercial & Agriculture Real Estate	1,148.9	1,132.0	1,108.7	1,079.5	1,050.2	1,021.6	992.0	966.8
				Consumer:
267.1	254.9	273.1	264.7	Home Equity	271.2	271.8	274.1	275.3	273.8	267.7	262.6	254.7
937.4	935.7	882.3	742.7	Other Consumer Loans	933.4	900.9	867.2	827.7	791.0	757.4	726.7	695.8

4,258.8	4,175.1	3,872.5	3,262.3	Subtotal of Commercial & Consumer Loans	4,193.7	4,095.7	3,652.5	3,548.0	3,361.5	3,261.8	3,259.7	3,166.4
546.8	520.9	457.8	460.5	Residential Real Estate	500.1	475.8	437.5	417.7	403.3	418.0	455.2	565.6

4,805.7	4,696.0	4,330.2	3,722.9	Total Loans	4,693.8	4,571.5	4,090.0	3,965.8	3,764.7	3,679.8	3,714.9	3,732.1

7,214.0	6,875.7	7,207.2	6,814.6	Total Earning Assets	7,189.2	7,406.3	7,020.6	7,212.8	7,066.5	6,893.0	6,700.2	6,598.7

(68.2)	(62.0)	(70.1)	(73.9)	Allowance for Loan Losses	(67.2)	(72.2)	(70.1)	(71.0)	(71.6)	(73.7)	(74.8)	(75.3)
839.2	804.1	852.7	845.7	Nonearning Assets	801.9	877.3	882.4	849.1	855.0	851.9	840.6	835.4

$7,985.0	$7,617.8	$7,989.8	$7,586.4	Total Assets	$7,923.9	$8,211.4	$7,832.9	$7,990.9	$7,850.0	$7,671.2	$7,466.0	$7,358.7

				Liabilities & Equity
$828.5	$835.0	$1,018.4	$1,182.7	Noninterest-bearing Demand Deposits	$904.1	$1,026.8	$1,046.8	$1,096.0	$1,146.5	$1,151.5	$1,182.7	$1,249.9
1,490.4	1,249.5	1,250.7	1,221.4	NOW Accounts	1,239.0	1,261.6	1,260.0	1,242.5	1,262.4	1,220.4	1,193.7	1,208.8
622.4	886.4	937.6	1,043.3	Savings Accounts	878.2	933.9	960.6	977.9	1,011.7	1,051.4	1,039.8	1,070.3
758.6	487.5	436.5	361.2	Money Market Accounts	425.5	483.0	432.7	404.9	379.7	372.1	352.7	340.1
2,134.9	1,696.4	1,956.9	1,709.2	Other Time	1,854.1	2,011.2	1,991.9	1,970.5	1,882.3	1,757.1	1,661.4	1,536.0

5,834.7	5,154.7	5,600.2	5,517.7	Total Core Deposits	5,300.8	5,716.5	5,691.9	5,691.7	5,682.7	5,552.5	5,430.4	5,405.1

291.5	170.7	97.8	44.4	Brokered CD’s	161.4	90.0	69.9	69.9	69.9	64.8	22.5	20.3

6,126.2	5,325.4	5,698.0	5,562.0	Total Deposits	5,462.2	5,806.5	5,761.8	5,761.6	5,752.6	5,617.3	5,452.8	5,425.3

461.8	616.9	527.1	328.5	Short-term Borrowings	660.5	721.6	401.0	325.6	330.1	334.7	320.0	329.4
615.9	810.1	812.1	615.0	Long-term Borrowings	834.6	809.9	808.6	795.2	699.1	650.9	593.4	516.6

1,077.7	1,427.0	1,339.2	943.5	Total Borrowed Funds	1,495.1	1,531.4	1,209.6	1,120.7	1,029.2	985.6	913.4	846.0

139.3	205.2	228.6	211.7	Accrued Expenses & Other Liabilities	227.9	233.5	225.9	227.3	219.2	211.1	218.7	197.6

7,343.1	6,957.7	7,265.9	6,717.2	Total Liabilities	7,185.2	7,571.4	7,197.3	7,109.6	7,001.0	6,814.0	6,584.9	6,468.9

—	5.2	24.1	—	Preferred Stock & Surplus	96.4	—	—	—	—	—	—	(0.0)
666.8	688.7	735.0	869.6	Common Stock, Surplus & Retained Earnings	687.5	680.9	676.0	895.8	863.2	865.9	873.8	875.6
(25.0)	(33.7)	(35.3)	(0.4)	Other Comprehensive Income	(45.2)	(41.0)	(40.4)	(14.5)	(14.2)	(8.7)	7.2	14.2

641.8	660.2	723.9	869.2	Total Shareholders Equity	738.7	640.0	635.6	881.3	848.9	857.2	881.0	889.8

$7,985.0	$7,617.8	$7,989.8	$7,586.4	Total Liabilities & Shareholders Equity	$7,923.9	$8,211.4	$7,832.9	$7,990.9	$7,850.0	$7,671.2	$7,466.0	$7,358.7

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2007	2008	2009	2010		2009				2010
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Fed Funds Sold, Resell Agr, Fed Reserve
5.35%	3.40%	0.17%	0.24%	Bank Acct, & Money Mkt	0.56%	0.29%	0.16%	0.02%	0.26%	0.22%	0.23%	0.24%
				Investments:
5.07%	4.90%	4.01%	3.21%	Treasury & Gov’t Sponsored Agencies	4.80%	4.52%	4.15%	3.21%	3.46%	3.26%	3.11%	2.93%
4.68%	5.01%	4.93%	3.96%	Mortgage-backed Securities	5.16%	5.18%	4.78%	4.54%	4.39%	4.22%	3.82%	3.48%
7.07%	6.91%	6.72%	6.19%	States & Political Subdivisions	6.92%	6.53%	6.83%	6.63%	6.34%	6.26%	6.08%	6.06%
5.25%	5.54%	4.93%	4.68%	Other Securities	5.31%	4.95%	4.98%	4.44%	4.71%	4.79%	4.49%	4.75%

5.41%	5.38%	4.96%	3.93%	Total Investments	5.47%	5.19%	4.98%	4.31%	4.44%	4.25%	4.02%	3.93%

				Loans:
7.61%	5.65%	4.00%	4.21%	Commercial	3.93%	3.99%	3.99%	4.13%	4.06%	4.23%	4.16%	4.14%
6.93%	6.82%	6.72%	6.45%	Commercial Leases (1)	6.72%	6.61%	6.94%	6.65%	6.73%	6.02%	6.51%	6.52%
7.56%	6.22%	4.62%	4.47%	Commercial & Agriculture Real Estate	4.79%	4.60%	4.57%	4.53%	4.48%	4.47%	4.36%	4.31%
				Consumer:
8.17%	5.51%	3.57%	3.68%	Home Equity	3.59%	3.55%	3.55%	3.60%	3.63%	3.67%	3.70%	3.71%
7.61%	7.66%	7.27%	7.15%	Other Consumer Loans	7.30%	7.24%	7.28%	7.28%	7.32%	7.19%	7.10%	6.99%

7.57%	6.35%	5.08%	4.76%	Subtotal of Commercial & Consumer Loans	5.15%	5.08%	5.08%	5.03%	5.05%	5.04%	4.96%	4.90%
5.86%	5.87%	5.63%	5.64%	Residential Real Estate Loans (1)	5.68%	5.61%	5.65%	5.56%	5.60%	5.76%	5.76%	5.49%

7.38%	6.30%	5.14%	5.07%	Total Loans (1)	5.21%	5.14%	5.14%	5.08%	5.07%	5.08%	5.02%	4.95%

6.63%	5.99%	5.02%	4.55%	Total Earning Assets	5.26%	5.13%	5.03%	4.65%	4.60%	4.55%	4.49%	4.45%

				Interest-bearing Liabilities:
2.12%	0.51%	0.04%	0.03%	NOW Accounts	0.03%	0.04%	0.04%	0.04%	0.04%	0.03%	0.03%	0.03%
2.43%	1.46%	0.38%	0.30%	Savings Accounts	0.40%	0.39%	0.39%	0.35%	0.31%	0.30%	0.30%	0.29%
3.11%	1.12%	0.10%	0.10%	Money Market Accounts	0.11%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
4.64%	3.74%	3.01%	2.50%	Other Time	3.29%	3.10%	2.92%	2.75%	2.62%	2.49%	2.43%	2.43%

3.38%	2.04%	1.39%	1.07%	Total Interest-bearing Deposits	1.49%	1.43%	1.35%	1.27%	1.18%	1.08%	1.04%	0.99%
4.72%	4.25%	4.26%	4.51%	Brokered CD’s	4.16%	4.19%	4.44%	4.44%	4.44%	4.47%	4.78%	4.80%

3.46%	2.13%	1.45%	1.11%	Total Interest-bearing Deposits & CD’s	1.58%	1.48%	1.40%	1.32%	1.23%	1.13%	1.06%	1.01%

3.94%	1.77%	0.27%	0.20%	Short-term Borrowings	0.24%	0.25%	0.31%	0.32%	0.31%	0.18%	0.16%	0.16%
6.64%	5.29%	4.96%	4.74%	Long-term Borrowings	5.15%	5.11%	4.93%	4.63%	4.60%	4.70%	4.79%	4.76%
5.48%	3.77%	3.11%	3.16%	Total Borrowed Funds	2.98%	2.82%	3.40%	3.37%	3.27%	3.19%	3.19%	2.98%

3.80%	2.52%	1.82%	1.47%	Total Interest-bearing Liabilities	1.93%	1.81%	1.81%	1.72%	1.60%	1.50%	1.44%	1.34%

2.83%	3.47%	3.20%	3.08%	Net Interest Rate Spread	3.34%	3.32%	3.22%	2.93%	3.00%	3.05%	3.05%	3.12%

3.28%	3.82%	3.50%	3.40%	Net Interest Margin (FTE)	3.62%	3.58%	3.51%	3.28%	3.33%	3.40%	3.42%	3.46%

$17.2	$19.3	$20.8	$13.5	FTE Adjustment ($ in millions)	$5.9	$5.6	$5.3	$4.1	$3.7	$3.5	$3.2	$3.1

FTE — Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

2007	2008	2009	2010		2009				2010
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$67.8	$56.5	$67.1	$69.5	Beginning Allowance for Loan Losses	$67.1	$71.8	$70.1	$69.6	$69.5	$72.1	$71.9	$72.1

4.1	51.5	63.3	30.8	Provision for Loan Losses	17.3	12.0	12.2	21.8	9.3	8.0	6.4	7.1

5.7	—	—	—	Acquired from acquisition	—	—	—	—	—	—	—	—

(26.9)	(51.2)	(78.0)	(41.3)	Gross Charge-offs	(15.9)	(16.0)	(19.1)	(27.1)	(10.9)	(11.8)	(8.2)	(10.4)
(5.3)	—	(0.6)	—	Write-downs from Loans Sold	—	(0.6)	—	—	—	—	—	—
11.1	10.4	17.8	13.3	Gross Recoveries	3.3	2.9	6.3	5.3	4.2	3.6	2.1	3.5

(21.1)	(40.8)	(60.8)	(28.0)	Net Charge-offs	(12.6)	(13.6)	(12.7)	(21.8)	(6.7)	(8.2)	(6.1)	(6.9)

$56.5	$67.1	$69.5	$72.3	Ending Allowance for Loan Losses	$71.8	$70.1	$69.6	$69.5	$72.1	$71.9	$72.1	$72.3

0.44%	0.87%	1.40%	0.75%	Net Charge-offs / Average Loans (1)	1.07%	1.19%	1.25%	2.20%	0.72%	0.90%	0.66%	0.74%

$4,805.7	$4,696.0	$4,330.2	$3,722.9	Average Loans Outstanding (1)	$4,693.8	$4,571.5	$4,089.9	$3,965.8	$3,764.7	$3,679.8	$3,714.9	$3,732.1

$4,686.4	$4,760.4	$3,835.5	$3,743.5	EOP Loans Outstanding (1)	$4,621.5	$4,151.2	$4,035.7	$3,835.5	$3,714.9	$3,731.1	$3,703.1	$3,743.5

1.20%	1.41%	1.81%	1.93%	Allowance for Loan Loss / EOP Loans (1)	1.55%	1.69%	1.72%	1.81%	1.94%	1.93%	1.95%	1.93%

				Underperforming Assets:
$1.5	$2.9	$3.5	$0.6	Loans 90 Days & over (still accruing)	$2.4	$2.3	$2.7	$3.5	$1.3	$0.5	$1.4	$0.6

				Non-performing Loans:
40.8	64.0	67.0	70.9	Nonaccrual Loans (2)	77.4	77.7	73.7	67.0	68.1	68.9	69.8	70.9
—	—	—	—	Renegotiated Loans	—	—	—	—	—	—	—	—

40.8	64.0	67.0	70.9	Total Non-performing Loans	77.4	77.7	73.7	67.0	68.1	68.9	69.8	70.9

2.9	2.9	8.1	5.6	Foreclosed properties	6.9	4.8	4.2	8.1	9.6	7.0	5.9	5.6

$45.2	$69.9	$78.7	$77.1	Total Underperforming Assets	$86.7	$84.8	$80.6	$78.7	$79.1	$76.3	$77.1	$77.1

$115.1	$180.1	$157.1	$174.3	Classified Loans — “Problem Loans”	$199.8	$191.3	$174.7	$157.1	$160.5	$157.7	$170.9	$174.3
—	34.5	161.2	105.6	Other Classified Assets	96.5	145.3	174.6	161.2	158.5	152.3	148.0	$105.6
103.2	124.9	103.5	84.0	Criticized Loans — “Special Mention Loans”	86.6	101.0	94.6	103.5	104.9	100.7	75.0	84.0

$218.3	$339.5	$421.7	$363.9	Total Classified & Criticized Assets	$382.9	$437.6	$443.9	$421.7	$423.8	$410.7	$393.9	$363.9

0.87%	1.35%	1.75%	1.90%	Non-performing loans / EOP Loans (1)	1.67%	1.87%	1.83%	1.75%	1.83%	1.85%	1.89%	1.90%

138%	105%	104%	102%	Allowance to Non-performing Loans	93%	90%	94%	104%	106%	104%	103%	102%

0.96%	1.47%	2.05%	2.06%	Under-performing Assets / EOP Loans (1)	1.88%	2.04%	2.00%	2.05%	2.13%	2.05%	2.08%	2.06%

$7,846.1	$7,873.9	$8,005.3	$7,263.9	EOP Total Assets	$8,356.1	$8,012.2	$7,973.5	$8,005.3	$7,818.3	$7,701.1	$7,506.1	$7,263.9

0.58%	0.89%	0.98%	1.06%	Under-performing Assets / EOP Assets	1.04%	1.06%	1.01%	0.98%	1.01%	0.99%	1.03%	1.06%

EOP — End of period actual balances

(1)	Excludes residential loans and leases held for sale.

(2)	Includes $4.8 million in 4Q10 of renegotiated loans.

Old National Bancorp
NON-GAAP MEASURES
Fourth Quarter 2010
($ In Millions except EPS information)

2007	2008	2009	2010		2009				2010
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Actual EOP Balances
$652.9	$730.9	$843.8	$878.8	GAAP Shareholders’ Equity	$631.8	$634.6	$865.4	$843.8	$855.5	$874.7	$895.7	$878.8

				Deduct:
159.2	159.2	167.9	167.9	Goodwill	167.8	167.9	167.9	167.9	167.9	167.9	167.9	167.9
31.8	27.6	32.3	26.2	Intangibles	37.8	36.1	34.5	32.3	30.7	29.2	27.7	26.2

191.0	186.8	200.2	194.1		205.6	204.0	202.4	200.2	198.6	197.1	195.6	194.1

$461.9	$544.0	$643.6	$684.7	Tangible Shareholders’ Equity	$426.2	$430.6	$663.0	$643.6	$657.0	$677.7	$700.1	$684.7

				Deduct:
—	97.4	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—	—	—

$461.9	$446.7	$643.6	$684.7	Tangible Common Shareholders’ Equity	$426.2	$430.6	$663.0	$643.6	$657.0	$677.7	$700.1	$684.7

				Actual EOP Balances
$7,846.1	$7,873.9	$8,005.3	$7,263.9	GAAP Assets	$8,356.1	$8,012.2	$7,973.5	$8,005.3	$7,818.3	$7,701.1	$7,506.1	$7,263.9

				Add:
1.7	1.0	0.2	0.5	Trust Overdrafts	0.1	0.0	0.4	0.2	0.3	0.1	0.1	0.5

				Deduct:
159.2	159.2	167.9	167.9	Goodwill	167.8	167.9	167.9	167.9	167.9	167.9	167.9	167.9
31.8	27.6	32.3	26.2	Intangibles	37.8	36.1	34.5	32.3	30.7	29.2	27.7	26.2

191.0	186.8	200.2	194.1		205.6	204.0	202.4	200.2	198.6	197.1	195.6	194.1

$7,656.8	$7,688.0	$7,805.4	$7,070.3	Tangible Assets	$8,150.5	$7,808.2	$7,771.6	$7,805.4	$7,620.0	$7,504.1	$7,310.6	$7,070.3

5,483.0	5,555.2	5,173.1	4,720.9	Risk Weighted Assets	5,680.4	5,529.0	5,410.9	5,173.1	5,038.2	4,847.4	4,803.2	4,720.9

				Actual EOP Balances
$74.9	$62.5	$13.7	$38.2	GAAP Net Income	$9.4	$9.6	$4.0	$(9.3)	$10.1	$10.5	$11.9	$5.7

				Add:
3.0	3.6	4.9	4.6	Intangible Amortization (net of tax)	0.8	1.2	1.2	1.6	1.2	1.1	1.1	1.1

$77.9	$66.1	$18.6	$42.8	Tangible Net Income	$10.3	$10.9	$5.3	$(7.8)	$11.3	$11.7	$13.0	$6.9

				Tangible Ratios
16.87%	14.79%	2.89%	6.26%	Return on Tangible Common Equity	9.62%	10.11%	3.17%	-4.83%	6.87%	6.88%	7.44%	4.01%
1.02%	0.86%	0.24%	0.61%	Return on Tangible Assets	0.50%	0.56%	0.27%	-0.40%	0.59%	0.62%	0.71%	0.39%
6.03%	5.81%	8.25%	9.68%	Tangible Common Equity to Tangible Assets	5.23%	5.51%	8.53%	8.25%	8.62%	9.03%	9.58%	9.68%
8.42%	8.04%	12.44%	14.50%	Tangible Common Equity to Risk Wgt Assets	7.50%	7.79%	12.25%	12.44%	13.04%	13.98%	14.58%	14.50%
6.98	6.74	7.38	7.85	Tangible Common Book Value (1)	6.42	6.48	7.61	7.38	7.54	7.77	8.03	7.85

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1) Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.